2011 ANNUAL SHAREHOLDERS MEETING APRIL 26, 2011 www.fcbinc.com

Frward o ad ‐oo Lking gDisclosures scosues This presentation may include forward -looking statements . These forward -looking statements are based on current expectations that involve risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially . These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company ’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward -looking statements contained within this presentation . 2266

First Community Bancshares 3366

Financial Services y Earnings g FDIC Insured Institution Earnings (In Billions) $25.00 $21.60 $21.70 $2000 20.00 $18.01 $15.00 $14.50 $10.00 $5.00 $2.83 $0.91 091 $0.00 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 4466

p gsg Year Ended December 31, 2010 2009 Change Net Interest Income $ 73,857 $ 69,252 6.6% Provision Net Interest for Income Loan Losses (after 14,757 15,801 - 6.6% provision) 59,100 53,451 10.6% Net Impairment Losses (185) (78,863) - 99.8% Other Income 40,693 25,186 61.6% Total Noninterest Income 40,508 (53,677) - 175.5% Salaries and employee benefits 34,528 31,385 10.0% FDIC costs 2,856 4,262 - 33.0% Other Noninterest Expense 32,559 30,977 5.1% Total Noninterest Expense 69,943 66,624 5.0% Tax Expense 7,818 (28,154) 127.8% -Net Income 21,847 (38,696) NM Dividends on Preferred Stock - 2,160 Net Income Available to Common Shareholders 21,847 (40,856) NM EPS (diluted) $ 1.23 $ (2.75) NM 5566

2010 Core g s Earnin 2010 Net income $ 21,847 S ecurit i esgainsi i (8,273) (8273) Other ‐than ‐temporary impairments 185 Amortizationofintangibles Amortizationofintangibles 1,032 Goodwill impairment 1,039 Other non‐core items 3,083 Tax effect 1,100 Core net income $ 20,013 Diluted Core Earnings Per Share $ 1.12 Core earnings is a non‐ GAAP measure 6666

Total Allowance and Percent of Total Loans $27,500 2. 1.91% 1.89% $26,500 1. 1.79% $25,500 1.76% 1. 1.74% $24,500 1. $23,500 1. $22,500 1. 1.41% $21,500 1. $20,500 20500 130% 1.30% $19,500 1. $18,500 18500 1.10% 110% $17,500 1. Q3 Q4 Q1 Q2 Q3 200920092010201020102010 50%Allowance 40% Allowance as 20%

Charge Off Trends 4,000 4000 3,500 3,000 3000 $1,800 2,500 2000 Si ngleRelations l Rlhi p 2,000 $3,434 $3,093 Remaining 1,500 $2,401 1,000 1000 $2,046 $1,679 500 ‐ 1Q 2Q 3Q 4Q 1Q 2010 2010 2010 2010 2011 8866

Construction pment and posure pEx Develo Trend C&D as a Percent of Total Loans 14.00% 13.00% 12.84% 12.12% 12.00% 11.00% 10.00% 10.00% 1000% 9.73% 9.00% 8.00% 7.00% 6.03% 6.00% 5.00% 4.00% 2007 2008 2009 2010 Q12011 Q12011 966

Summaryof1Q11Earnings Summaryof1Q11Earnings Three Months Ended March 31, 2011 2010 Change Net Interest Income $ $18,619 18,275‐1.8% Provision for Loan Losses 3,665 ‐56.0% 1,612 NetInterestIncome(afterprovision) NetInterestIncome(afterprovision)1666314954 16,663 14,954 11.4% 114% Total Noninterest Income 8,578 9,499 10.7% Salaries ployee and benefits em 9,129 7,969 14.6% FDIC costs 878 701 25.2% Debt payment Pre Penalty 471 Other Noninterest pense Ex 7,585 7,402 2.5% TotalNoninterestExpense TotalNoninterestExpense1806316072 18,063 16,072 124% 12.4% Tax Expense 2,348 2,182 7.6% Net Income 5,751 5,278 NM EPS (diluted) $ $ 0.32 0.30 Dividends Declared $ $ 0.10 0.10 Return on Average Assets 1.05% 0.95% 101066

Capitalization 18.00% 15.81% 16.00% 15.33% 14.55% 14.23% 14.07% 13.94% 14.00% 13.61% 12.97% 12.68% 12.34% 12.00% 9.66% 10.00% 9.44% 8.92% 8.89% Tier 1g eLevera 8.64% 8.00% Tier 1 Risk Total k‐BasedRis 6.00% 4.00% 2.00% 0.00% Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 111166

Dividend Yield 3.50% 3.00% 2.91% 250% 2.50% 2.14% 2.00% 1.50% FCBC Peer 1.00% 0.50% 000% 0.00% Dividend Yield 121266

Valuation 105 144 142.83 101.46 100 142 140 95 FCBC FCBC 91.03 138 137.06 90 Peer Peer 136 85 134 Price to Book Price g ible to Tan k Boo 17 3.50% 15.83 3.00% 2.91% 16 2.50% 250% 2.14% 15 2.00% 14 FCBC FCBC 13.39 1.50% 13 Peer 1.00% Peer 12 0.50% 0.00% Price to Earnings Dividend Yield • Peer group includes; TOWN, PNFP, UBSH, RNST, HOMB, FBNC, SCBT, OZRK, SFNC, ABCB, RE, CHCO, STEL, CFNL, CA and CSFL • Calculated using March 22, 2011 closing price . 131366

First Community Bancshares, Inc. NASDAQ: FCBC One Community Place Bluefield, VA 24605 For More Information Contact: David D. Brown Chief Financial Officer First Community Bancshares, Inc. (276) 326‐ 9000 141466 Contact